HIGHLAND FUNDS II

(the “Trust”)

Highland Global Allocation Fund

(the “Fund”)

Class A	Class C	Class Y
HCOAX	HCOCX	HCOYX

SUPPLEMENT DATED APRIL 6, 2018

TO THE SUMMARY PROSPECTUS AND THE PROSPECTUS FOR THE FUND DATED FEBRUARY 1, 2018, AS SUPPLEMENTED FROM TIME TO TIME

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus and the Prospectus for the Fund. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus and the Prospectus for the Fund.

The paragraph beginning “The Fund may seek to provide exposure . . .” on page 3 of the Summary Prospectus and page 41 of the Prospectus under the section entitled “Principal Investment Strategies” is amended and restated with the following:

The Fund seeks to provide exposure to the investment returns of real assets that trade in the commodity markets, including through investment in certain commodity-linked instruments and pooled investment vehicles, such as master limited partnership (“MLP”) investments that are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products, in addition to exchange-traded notes (“ETNs”) and ETFs that generate returns tied to a particular commodity or commodity market index.

The following is added to page 3 of the Summary Prospectus and page 41 of the Prospectus prior to the section entitled “Principal Risks:”

The portfolio manager may sell short securities of a company that it believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the portfolio manager believes the company will achieve; (ii) has a weak competitive position relative to peers; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has distribution estimates that the portfolio manager believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or offset at all times during the period the short position is open and could result in unlimited loss.

The following risk disclosure is added to page 4 of the Summary Prospectus and page 43 of the Prospectus prior to “Foreign Financial Institutions Risk” in the section entitled “Principal Risks:”

Focused Investment Risk is the risk that although the Fund is a diversified fund, it may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on the Fund’s net asset value, causing it to fluctuate more than that of a more widely diversified fund.

The following risk disclosure is added to page 5 of the Summary Prospectus and page 43 of the Prospectus prior to “Non-U.S. Securities Risk” in the section entitled “Principal Risks:”

MLP Risk is the risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund currently holds and may in the future hold a significant investment in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally:

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows.

•	Changes in the regulatory environment could adversely affect the profitability of MLPs.

Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.

MLP Tax Risk is the risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

The first sentence of the second paragraph of the risk disclosure “Focused Investment Risk” in the section entitled “Additional Information About Risks” on page 64 of the Prospectus is amended and restated with the following:

Although Highland Premier Growth Equity Fund and Highland Global Allocation Fund are diversified Funds, both may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers.

The first sentence of the risk disclosure “MLP Risk” in the section entitled “Additional Information About Risks” on page 69 of the Prospectus is amended and restated with the following:

Highland Energy MLP Fund and Highland Global Allocation Fund may invest in MLP units.

The following is inserted after the first sentence of the risk disclosure “MLP Tax Risk” in the section entitled “Additional Information About Risks” on page 69 of the Prospectus:

Highland Global Allocation Fund also invests in MLP units and other investment companies investing in MLPs and is potentially subject to the unique tax risks of investing in MLPs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

HFII-PRO-SUPP4-0418